Other assets (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Current
Deposits	$ 1,928	$ 2,609
Prepayments	2,917	7,520
Loans and interest receivable, net	726	12,295
Bank interest receivable	37	7
VAT recoverable	1,411	1,275
Others	1,028	1,251
Total other current assets	8,047	24,957
Non-current
Rental deposits	522	302
Loan receivables	6,073
Prepayment	1,034	1,361
Total other non-current assets	$ 7,629	$ 1,663